UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
 _______________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 7, 2012

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SPRINT NEXTEL CORPORATION
(Exact name of Registrant as specified in its charter)

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Kansas	1-04721	48-0457967
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6200 Sprint Parkway, Overland Park, Kansas	66251
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (800) 829-0965
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

One of Sprint Nextel Corporation's prepaid brands, Virgin Mobile USA, announced today that it will offer Apple Inc.'s iPhone® without a contract beginning on Friday, June 29.  iPhone 4 on Virgin Mobile will cost $549.99 for the 8GB model, and iPhone 4S will be $649.99 for the 16GB model. Any iPhone devices sold by Virgin Mobile will count toward Sprint's current unit commitment under the existing agreement with Apple. Sprint expects that bringing the iPhone to Virgin Mobile should have no material impact to Adjusted OIBDA in 2012.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRINT NEXTEL CORPORATION
Date: June 7, 2012
	By:	/s/ Stefan K. Schnopp
Stefan K. Schnopp
Assistant Secretary